UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BLUEFIRE ETHANOL FUELS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BLUEFIRE ETHANOL FUELS, INC.
31 Musick
Irvine, California 92618
(949) 588-3767

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
TO BE HELD JULY 23, 2009

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of BlueFire Ethanol Fuels, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “BlueFire”, “we”, “us” or “our”), which will be held on July 23, 2009, at 9:00 A.M. at the Irvine Marriott, 18000 Von Karman Ave, Irvine, California 92612, for the following purposes:

1.           To elect five directors to hold office for a one year term and until each of their successors are elected and qualified.

2.           To ratify the appointment of DBBMcKennon as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

3.           To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

A copy of the Annual Report of the Company’s operations during the fiscal year ended December 31, 2008 is enclosed with this Proxy Statement.

The Board of Directors has fixed the close of business on May 26, 2009 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof.  A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at our executive offices located at 31 Musick, Irvine, California 92618.

By Order of the Board of Directors

Arnold R. Klann
CEO and Chairman of the Board
May 21, 2009
Irvine, California

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

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TABLE OF CONTENTS

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BLUEFIRE ETHANOL FUELS, INC.
31 Musick
Irvine, California 92618
__________________________

PROXY STATEMENT
__________________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 23, 2009

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of BlueFire Ethanol Fuels, Inc. (together with its subsidiaries, “Company”, “BlueFire”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held at the Irvine Marriott, 18000 Von Karman Ave, Irvine, California 92612, on July 23, 2009 and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.  It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to BlueFire’s shareholders on June 15, 2009.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs.  In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on May 26, 2009 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.  As of the May 20, 2009, there were approximately 28,100,881 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 2,750 holders of record.  Shareholders may vote in person or by proxy.  Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement.  The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  The enclosed Proxy reflects the number of shares that you are entitled to vote.  Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 31 Musick, Irvine, California 92618, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The five nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 31 Musick, Irvine, California 92618 so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five authorized directors.  A total of five directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting.  The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies.  If no choice has been specified by a shareholder, the shares will be voted FOR the nominees.  If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.  If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected.  Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

Arnold Klann, 57. Mr. Klann has been BlueFire's Chairman of the Board and Chief Executive Officer since its inception in March 2006.  Mr. Klann has been President of ARK Energy, Inc. and Arkenol, Inc. from January 1989 to present.  Mr. Klann has an AA from Lakeland College in Electrical Engineering.

Necitas Sumait, 49.  Mrs. Sumait has been BlueFire's Director and Senior Vice President since its inception in March 2006. Prior to this, Mrs. Sumait was Vice President of ARK Energy/Arkenol from December 1992 to July 2006. Mrs. Sumait has a M.B.A. in Technological Management from Illinois Institute of Technology and a B.S. in Biology from De Paul University.

Independent Directors:

Chris Nichols, 43. Mr. Nichols has been on BlueFire’s Board of Directors since its inception in March 2006.  Mr. Nichols is currently director and Chief Executive Officer of the public company Advanced Growing Systems, Inc.  Since 2003 Mr. Nichols was the Senior Vice President of Westcap Securities' Private Client Group.  Prior to this, Mr. Nichols was a Registered Representative at Fisher Investments from December 2002 to October 2003. He was a Registered Representative with Interfirst Capital Corporation from 1997 to 2002. Mr. Nichols is a graduate of California State University in Fullerton with a B.A. degree in Marketing.

Joseph Emas, 54. Mr. Emas has been an independent Director of BlueFire since July 2007.  Mr. Emas is licensed to practice law in Florida, New Jersey and New York. Since 2001, Mr. Emas has been the senior partner of Joseph I. Emas, P.A. Mr. Emas specializes in securities regulation, corporate finance, mergers and acquisitions and corporate law. Mr. Emas received his Honors B.A. at University of Toronto, Bachelor of Administrative Studies, with distinction, at York University in Toronto, his J.D., cum laude from Nova Southeastern Shepard Broad Law School and his L.L.M. in Securities Regulation at Georgetown University Law Center. Mr. Emas was an Adjunct Professor of Law at Nova Southeastern Shepard Broad Law School. Mr. Emas received the William Smith Award, Pro Bono Advocate for Children in 2000 and the 2006 Child Advocacy Award in Florida and is the author of “Update of Juvenile Jurisdiction Florida Practice in Juvenile Law.” Mr. Emas has been a member of the Juvenile Court Rules Committee for the State of Florida from 1999 through 2006, and currently sits on the Florida Child Advocacy Committee. Mr. Emas is a director of the public company HQ Sustainable Maritime Industries, Inc.

Victor Doolan, 68. Mr. Doolan has been an independent Director of BlueFire since July 2007.  Mr. Doolan served for approximately three years as president of Volvo Cars North America until his retirement in March 2005. Prior to joining Volvo, Mr. Doolan served as the Executive Director of the Premier Automotive Group, the luxury division of Ford Motor Company from July 1999 to June 2002. Mr. Doolan also enjoyed a 23-year career with BMW, culminating with his service as President of BMW of North America from September 1993 to July 1999. Mr. Doolan has worked in the automotive industry for approximately 36 years.  Mr. Doolan is a director currently of the public company Sonic Automotive, Inc.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board of Directors has appointed DBBMcKennon as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2009. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

DBBMcKennon will audit our consolidated financial statements for the fiscal year ended December 31, 2009.  Representatives of DBBMcKennon are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal year ended December 31, 2008 was audited by our former registered public accounting firm McKennon Wilson & Morgan LLP (“McKennon Wilson”).  In connection with the reorganization of McKennon Wilson, certain of its audit partners resigned from the McKennon Wilson and have joined DBBMcKennon. McKennon Wilson resigned as the independent auditor of the Company effective May 5, 2009. McKennon Wilson had been the Company’s auditor since September 14, 2006.

In connection with the audits of the fiscal years ended December 31, 2008 and 2007 and the subsequent interim periods through May 5, 2009, there we no disagreements with McKennon Wilson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. McKennon Wilson reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In the event shareholders fail to ratify the appointment of DBBMcKennon the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal.  Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DBBMCKENNON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met three times during fiscal year ended December 31, 2008. No director attended less than 100% of the meetings.  Additionally, the Board acted seven times by unanimous written consent in lieu of a meeting during 2008.

BlueFire encourages its directors to attend the Annual Meeting of shareholders, and all directors attended the 2008 annual meeting.

Audit Committee

The Company’s three independent directors, Mr. Nichols, Mr. Emas and Mr. Doolan currently serve as its separately designated standing Audit Committee, established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with Mr. Doolan chairing the committee and serving as its financial expert.

The Company’s Audit Committee held one meeting during the fiscal year ended December 31, 2008. The function of the Audit Committee, as detailed in the Audit Committee Charter, is to provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, management practices, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

The independent directors meet the independence standards of the NASDAQ Stock Exchange, the American Stock Exchange and the SEC.

The Audit Committee Charter is posted on the Company’s website at www.bluefireethanol.com and is reviewed, revised and updated on an annual basis.  Upon self-evaluation and review, the Audit Committee has determined that all requirements were satisfied during the fiscal year ended December 31, 2008.

Compensation Committee

The Company’s three independent directors, Mr. Nichols, Mr. Emas and Mr. Doolan currently serve as its Compensation Committee, with Mr. Nichols chairing the committee.

The Compensation Committee Charter is posted on the Company website, at www.bluefireethanol.com. The Compensation Committee sets the overall compensation principles for the Company, subject to annual review. The Compensation Committee may not delegate its authority.  However, the Compensation Committee may retain counsel or consultants as necessary.  During fiscal 2008, the Compensation Committee met one time.

The independent directors meet the independence standards of the NASDAQ Stock Exchange, the American Stock Exchange and the SEC.

The Compensation Committee establishes the Company’s general compensation policy and, except as prohibited by law, may take any and all actions that the Board could take relating to compensation of directors, executive officers, employees and other parties. The Compensation Committee’s role is to (i) evaluate the performance of the Company’s executive officers, (ii) set compensation for directors and executive officers, (iii) make recommendations to the Board on adoption of compensation plans and (iv) administer Company compensation plans. When evaluating potential compensation adjustments, the Compensation Committee solicits and considers input provided by the Chief Executive Officer relating to the performance and/or contribution to the Company’s overall performance by executive officers and other key employees.

Nominating Committee

The Company’s three independent directors, Mr. Nichols, Mr. Emas and Mr. Doolan currently serve as its Nominating Committee, with Mr. Emas chairing the committee.

The Nominating Committee was organized in March 2008.  The Nominating Committee met one times during the fiscal year ended December 31, 2008. The Nominating Committee Charter is posted on the Company’s website at www.bluefireethanol.com. The Nominating Committee’s role is to identify and recommend candidates for positions on the Board of Directors. The Nominating Committee’s policies are subject to annual review.

The independent directors meet the independence standards of the NASDAQ Stock Exchange, the American Stock Exchange and the SEC.

The function of the Nominating Committee, as detailed in the Nominating Committee Charter, is to recommend to the Board the slate of director nominees for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings. The Nominating Committee has established certain broad qualifications in order to consider a proposed candidate for election to the Board. The Nominating Committee has a strong preference for candidates with prior board experience with public companies. The Nominating Committee will also consider such other factors as it deems appropriate to assist in developing a board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors include judgment, skill, diversity (including factors such as race, gender or experience), integrity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

It is the policy of the Nominating Committee to consider candidates recommended by security holders, directors, executive officers and other sources, including, but not limited to, third-party search firms. Security holders of the Company may submit recommendations for candidates for the Board.  Such submissions should include the name, contact information, a brief description of the candidate’s business experience and such other information as the person submitting the recommendation believes is relevant to the evaluation of the candidate. The Nominating Committee will review all such recommendations.

The Nominating Committee will evaluate whether an incumbent director should be nominated for re-election to the Board or any Committee of the Board upon expiration of such director's term using the same factors as described above for other Board candidates. The Nominating Committee will also take into account the incumbent director’s performance as a Board member. Failure of any incumbent director to attend at least seventy-five percent (75%) of the Board meetings held in any year of service as a Board member will be viewed negatively by the Nominating Committee in evaluating the performance of such director.

Code of Ethics

The Company has adopted a code of ethics that is applicable to our directors and officers. Our code of ethics is posted on our website and can be accessed at   www.bluefireethanol.com.

Director's Compensation

The following Director Compensation Table sets forth the compensation of our directors for the fiscal year ending on December 31, 2008.

NAME		FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS	OPTION AWARDS	NON-EQUITY INCENTIVE PLAN COMPENSATION	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS	ALL OTHER COMPENSATION	TOTAL ($)
	Year		($) (1)	($)	($)	($)	($)

Necitas Sumait	2008		24,600					24,600

Chris Nichols	2008	5,000	24,600					29,600

Joseph Emas	2008	5,000	24,600					29,600

Victor Doolan	2008	5,000	24,600					29,600

Arnold Klann	2008		24,600					24,600

(1)	Reflects value of shares of restricted common stock received as compensation as Director. See notes to consolidated financial statements for valuation.

Executive Officers and Significant Employee

In addition to Mr. Klann and Mrs. Sumait whose biographical information is set forth above, during 2008, the Company’s other executive officers and significant employees are John Cuzens, Christopher Scott and William Davis:

Executive Officers:

John Cuzens, 57.  Mr. Cuzens has been BlueFire's Chief Technology Officer and Senior Vice President since its inception in March 2006. Mr. Cuzens was a Director from March 2006 until his resignation from the Board in July 2007.  Prior to this, he was Director of Projects at Wahlco Inc. from 2004 to June 2006. He was employed by Applied Utility Systems Inc from 2001 to 2004 and Hydrogen Burner Technology form 1997-2001. He was with ARK Energy and Arkenol from 1991 to 1997 and is the co-inventor on seven of Arkenol's eight U.S. foundation patents for the conversion of cellulosic materials into fermentable sugar products using a modified strong acid hydrolysis process. Mr. Cuzens has a B.S. Chemical Engineering degree from the University of California at Berkeley.

Christopher Scott, 34.  Mr. Scott has been BlueFire's Chief Financial Officer since March 2007. Prior to this, from 2002 to March 2007, Mr. Scott was most recently the Chief Financial Officer/Chief Compliance Officer and Financial Operator of Westcap Securities, Inc, a FINRA Member Broker/Dealer and Investment Bank headquartered in Irvine, California. Mr. Scott currently holds the Series 7, 63, 24, 4, 27, 55, and Series 53 FINRA licenses. From 1997 to 2002, Mr. Scott was a General Securities and Registered Options Principal at First Allied Securities Inc. Mr. Scott earned his Bachelor’s Degree in Business Administration, with a concentration in Finance, from California State University, Fullerton.

Significant Employee:

William Davis, 59.  Mr. Davis is currently Vice President of Project Management for BlueFire. Prior to this he was Director of Power Plant Project Development for Diamond Energy from 2001 to 2006. Prior to this he was Vice-President of Business Development for Oxbow Power. He has over 30 years in the energy business and was an energy advisor to the Governor of California. He has been involved in domestic and international power project development. Mr. Davis is a registered Architect in three states and graduated from California State University at San Luis Obispo with a Bachelors of Architecture and a Masters of Science in Architecture.

Executive Officer Compensation

The following Executive Officer Compensation Tables sets forth the compensation of our Executive Officers for the fiscal year ending on December 31, 2008.

2008/2007 SUMMARY COMPENSATION TABLE YEAR

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)		BONUS ($)	STOCK AWARDS ($)		OPTIONS AWARDS ($) (3)	NON- EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)

Arnold Klann Director and President	2008	226,000		-	24,600	(1)					250,600
	2007	216,583		51,780	5,070	(1)	750,519				1,023,952
Necitas Sumait Director, Secretary and VP	2008	176,500		-	24,600	(1)					201,100
	2007	149,500		51,780	5,070	(1)	556,521				762,871
John Cuzens Treasurer and VP	2008	175,250		-		-					175,250
	2007	149,500		51,780			556,521				757,801
Christopher Scott Chief Financial Officer	2008	163,750		-		-					163,750
	2007	86,250		51,780	275,001	(2)	556,521				969,552
Chris Nichols Director	2008	5,000			24,600	(1)					29,600
	2007	7,500	(4)		5,070	(1)					12,570
Joseph Emas Director	2008	5,000			24,600	(1)					29,600
	2007	5,000			25,350	(1)					30,350
Victor Doolan Director	2008	5,000			24,600	(1)					29,600
	2007	5,000			25,350	(1)					30,350

(1)	Reflects value of shares of restricted common stock received as compensation as Director. See notes to 2008 audited financial statements for valuation.

(2)	Reflects value of 50,000 shares of restricted common stock received as compensation related to February 2007 employment agreement.

(3)	Valued based on the Black-Scholes valuation model at the date of grant, see note to the consolidated financial statements.

(4)	Includes partial 2006 compensation of $2,500 paid in 2007.

2008 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

		OPTION AWARDS					STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)
Arnold Klann	1,000,000	-		2.00	12/14/11
	28,409	-		3.52	12/20/12
	125,000(1)	125,000(1)		3.20	12/20/12
Necitas Sumait	450,000	-		2.00	12/14/11
	118,750(1)	87,500(1)		3.20	12/20/12
John Cuzens	450,000	-		2.00	12/14/11
	118,750(1)	87,500(1)		3.20	12/20/12
Christopher Scott	118,750(1)	87,500(1)		3.20	12/20/12
Chris Nichols
Joseph Emas
Victor Doolan

(1) 50% vested immediately upon grant in 2007, 25% vests on closing remainder of Lancaster Project Funding, 25% vests at the start of construction of Lancaster Project.

2008 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE

NAME	BENEFIT	BEFORE CHANGE IN CONTROL TERMINATION W/O CAUSE OR FOR GOOD REASON	AFTER CHANGE IN CONTROL TERMINATION W/O CAUSE OR GOOD REASON	VOLUNTARY TERMINATION	DEATH	DISABILITY	CHANGE IN CONTROL

Arnold Klann						Full comp. first 2 months, 50% of comp. next 4 months
Necitas Sumait						Full comp. first 2 months, 50% of comp. next 4 months
Christopher Scott (1)						Full comp. first 2 months, 50% of comp. next 4 months
John Cuzens						Full comp. first 2 months, 50% of comp. next 4 months
Chris Nichols						N/A
Joseph Emas						N/A
Victor Doolan						N/A

(1) The disability benefit came into effect with the signing of Mr. Scott’s employment agreement on March 31, 2008.

Family Relationships

As of May 20, 2009, there are no family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Adverse Proceedings

There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, no reports required to be filed with respect to transactions in our common stock during the fiscal year ended December 31, 2008 were untimely.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for fiscal years ended December 31, 2008 and 2007 with BlueFire’s management.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), 2 as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant’s independence.

Based on the such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully submitted,

Victor Doolan
Chris Nichols
Joseph Emas
Necitas Sumait
Arnold Klann

The preceding Report of the Audit Committee will be filed with the records of the Company.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As outlined in the table below, we incurred the following fees for the fiscal years ended December 31, 2008 and December 31, 2007, respectively, for professional services rendered by McKennon Wilson & Morgan LLP our former independent registered accounting firm, for the audit of the Company's annual financial statements and for audit-related services, tax services and all other services, as applicable.

Service Provided	Fiscal 2008	Fiscal 2007

Audit Fees(1)
Annual Audit	$57,000	$63,000

Audit Related Fees
Assurances and Related Sources	—	—

Tax Fees (2)
Tax Services	8,000	2,562

All Other Fees(3)
Fees for other services	7,000	9,193

Total Fees	$72,000	$74,755

(1) Audit fees for fiscal year 2008 and 2007 include professional services rendered by McKennon Wilson & Morgan LLP for the annual audit of the Company’s financial statements and internal controls and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q.
(2) Tax fees were primarily related to tax planning and tax compliance services.
(3) Other fees were primarily for review of our filings on Forms S-8 and SB-2 during fiscal year 2007, and Form S-1 during fiscal year 2008 and minor due diligence projects.

The Company’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees initially pre-approved by the Audit Committee.

Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

TRANSACTIONS WITH RELATED PERSONS

In February 2009, the Company obtained a line of credit in the amount of $570,000 from Arkenol Inc, its technology licensor, to provide additional liquidity to the Company as needed. Under the terms of the note, the Company is to make interest-only payments at the end of each calendar quarter at a rate of 6% per annum on any outstanding principal balance. Any outstanding balance is to be paid in full within 30 days of receiving qualified investment financing of at least $2,000,000. As of March 25, 2009, there were no amounts outstanding.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of the Board of Directors, as stated in its charter, is responsible for the review, approval or ratification of all “transactions with related persons” as that term refers to transactions required to be disclosed by Item 404 of Regulation S-K promulgated by the SEC.  In reviewing a proposed transaction, the Audit Committee must (i) satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed transaction and (ii) consider all of the relevant facts and circumstances available to the Audit Committee.  After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

As of May 20, 2009, our authorized capitalization was 101,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, $0.001 par value per share and 1,000,000 shares of preferred stock, no par value per share. As of May 20, 2009, there were 28,100,881 shares of our common stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders.

The following table sets forth, as of April 30, 2009, the number of shares of our common stock owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of our outstanding shares, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned.

The address of each owner who is an officer or director is c/o the Company at 31 Musick, Irvine California 92618.

Title of Class	Name of Beneficial Owner (1)	Number of shares		Percent of Class (2)
Common	Arnold Klann, Chairman and Chief Executive Officer	14,357,909	(4)	49.03%
Common	Necitas Sumait, Senior Vice President and Director	1,780,750	(5)	6.20%
Common	John Cuzens, Chief Technology Officer and Senior Vice President	1,752,250	(6)	6.11%
Common	Chris Scott, Chief Financial Officer	198,750	(7)	*
Common	Chris Nichols, Director	54,000		*
Common	Victor Doolan, Director	11000		*
Common	Joseph Emas, Director	11,000		*
Common	Quercus Trust (3)	11,581,211	(8)	34.38%

	All officers and directors as a group (7 persons)	18,165,659		59.46%
	All officers, directors and 5% holders as a group (8 persons)	29,746,870		82.38%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities.
(2)	Figures may not add up due to rounding of percentages.
(3)
David Gelbaum and Monica Chavez Gelbaum are co-trustees of The Quercus Trust.  Each of David Gelbaum and Monica Chavez Gelbaum, acting alone, has the power to exercise voting and investment control over the shares of common stock owned by the Trust.

(4)	Includes options to purchase 1,153,409 shares of common stock vested at December 31, 2008.
(5)	Includes options to purchase 568,750 shares of common stock vested at December 31, 2008.
(6)	Includes options to purchase 568,750 shares of common stock vested at December 31, 2008.
(7)	Includes options and warrants to purchase 128,750 shares of common stock vested at December 31, 2008.
(8)	Includes a warrant to purchase 5,555,556 shares of common stock.

SHAREHOLDERS COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to BlueFire Ethanol Fuels, Inc., 31 Musick, Irvine, California 92618, Attention: Board of Directors.

SHAREHOLDER PROPOSALS FOR THE 2010 MEETING

In the event that a stockholder desires to have a proposal considered for presentation at the 2010 Annual Meeting of Stockholders, and inclusion in the proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to the Company so that it is received  not later than one hundred twenty (120) days in advance of the first anniversary of the date the Company’s proxy statement was first mailed to stockholders for the 2009 Annual Meeting of Stockholders; provided, however, that in the event that the date of the 2010 Annual Meeting is changed by more than thirty (30) days from the date of the 2009 Annual Meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such meeting and ten (10) calendar days following the date on which public announcement of the date of such meeting is first made by the Company. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. The notice must also comply with the Company’s Bylaws. Notices should be directed to: BlueFire Ethanol Fuels, Inc., 31 Musick, Irvine, California 92618, Attention: Secretary.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 31 Musick, Irvine, California, 92618 or by calling telephone number (949) 588-3767.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, BlueFire Ethanol Fuels, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement.  If you grant a proxy, the person named as proxy holder, Rigel Stone, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

Arnold R. Klann
Chairman of the Board

Irvine, California
May 21, 2009

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
BLUEFIRE ETHANOL FUELS, INC.

The undersigned hereby appoints Rigel Stone as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on July 23, 2009 at 9:00 A.M. at the Irvine Marriott, 18000 Von Karman Ave, Irvine, California 92612, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Arnold Klann	Chris Nichols	Necitas Sumait

Joseph Emas	Victor Doolan

Instruction:  To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal No. 1 and ratification of Proposal No. 2.

1.	To elect five directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

2.	To ratify the appointment of DBBMcKennon as the independent registered public accounting firm of the Company.

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

3.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

☐	WITHHOLDS

 This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated:	, 2009

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon.  If the shares are registered in more than one name, each joint owner or fiduciary should sign personally.  When signing as executor, administrator, trustee or guardian give full titles.  Only authorized officers should sign for a corporation.